UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 02, 2023

KOPPERS HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	1-32737	20-1878963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

436 Seventh Avenue
Pittsburgh, Pennsylvania		15219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (412) 227-2001

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KOP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 2, 2023, the Board of Directors (the “Board”) of Koppers Holdings Inc. (the “Company”) determined that it was in the best interests of the Company and its shareholders to adopt, and did adopt, an amendment (the “Articles Amendment”) to the Company’s Amended and Restated Articles of Incorporation in order to provide that all shares of the Company’s common stock, $0.01 par value (“Common Stock”), will be uncertificated. Pursuant to applicable provisions of the Pennsylvania Associations Code (the “Code”), the Company was not required to obtain shareholder approval of the Articles Amendment. On August 3, 2023, the Company filed the Articles Amendment with the Pennsylvania Department of State.

Also on August 2, 2023, the Board adopted an amendment and restatement of the Company’s Second Amended and Restated Bylaws, as adopted on August 2, 2017, in order to, among other things: (i) update the procedures and disclosure requirements for director nominations made under the Company’s existing advance notice requirements to reflect the U.S. Securities and Exchange Commission’s adoption of Rule 14a-19 under the Securities Exchange Act of 1934, as amended; (ii) make changes to reflect various recent amendments to the Code; (iii) provide that all shares of the Company’s Common Stock will be uncertificated, consistent with the Articles Amendment; and (iv) make other technical and conforming changes.

The foregoing summaries of the Articles Amendment and the Third Amended and Restated Bylaws, as adopted on August 2, 2023, do not purport to be complete and are qualified in their entirety by reference to the Articles Amendment and the Third Amended and Restated Bylaws, as adopted on August 2, 2023, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amendment to Amended and Restated Articles of Incorporation of Koppers Holdings Inc.
3.2	Third Amended and Restated Bylaws, as adopted on August 2, 2023, of Koppers Holdings Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPPERS HOLDINGS INC.

Date:	August 3, 2023	By:	/s/ Jimmi Sue Smith
Jimmi Sue Smith Chief Financial Officer